EXHIBIT 99.2
Strategic Review 2006 Outlook 1 October 11, 2005

Agenda 8:30 Introduction Denise Zutz VP Strategy, IR and Communication 8:45 Overview John Barth Chairman & CEO 9:00 Power (Q&A) Gregg Sherrill Group VP & GM 9:30 Interior (Q&A) Keith Wandell Exec VP & President Beda Bolzenius Exec VP & GM, Europe 10:30 Break 10:45 Building (Q&A) Steve Roell Vice-Chairman & Exec VP Alex Molinaroli VP & GM, Americas 11:45 Financial Review Bruce McDonald VP & CFO Noon Summary (Q&A) John Barth 12:30 Buffet Lunch Radio City Suites

Forward-Looking Statement Johnson Controls has made forward-looking statements in this document pertaining to its financial results for the fiscal years of 2005, 2006 and 2007 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the company cautions that numerous important factors, such as completion of the acquisition of York International in December 2005, automotive vehicle production levels and schedules, the ability to increase prices due to higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, the company's effective tax rate, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated October 7, 2005) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company. See appendix for GAAP reconciliation.

first room thermostat 1885

air conditioning controls 1930s

DieHard battery 1960s

building services 1970s

digital controls 1980s

performance contracting 1980s

J-I-T seating 1980s

facility management 1990s

doubled battery warranty 1990s

automotive interiors and electronics 1990s

supplier diversity 1990s

Best Business Practices/ Six Sigma 2000s

"Green" 2000s

wireless control networks 2000s

PowerFrame battery grids 2000s

global expansion

Best Business Practices/ Six Sigma global expansion "Green" wireless control networks PowerFrame battery grids 2000s digital controls performance contracting J-I-T seating 1980s building services 1970s DieHard battery 1960s 1885 air conditioning controls 1930s facility management doubled battery warranty automotive interiors & electronics supplier diversity 1990s

Vision As Strategic Framework Vision As Strategic Framework Values Integrity Customer Satisfaction Our Employees Improvement and Innovation Safety and the Environment Objectives Customer Satisfaction Technology Growth Market Leadership Shareholder Value Mission To continually exceed our customers' increasing expectations Creed .. . . We shall consistently treat our customers, employees, shareholders, suppliers and the community with honesty, dignity, fairness and respect ...

Communities/ Environment Investors Our Stakeholders Customers Employees

Social Responsibility An Integrated, Balanced Strategic Approach Economic Prosperity Environmental Stewardship Sustainability - The Triple Bottom Line

Our Employees Increase leadership bench to drive growth Plan for succession Strengthen local & country-level leadership Drive developme nt of leaders Build diverse global talent and team Foster an excellence culture Effectively integrate new employees Strategical ly manage pay and benefits Ensure effective organizati on design Clarify goals and drive accountabili ty 120,000 Plus LEADERSHIP DIVERSE GLOBAL TALENT ENGAGED EMPLOYEES Leader & Organization Priorities

Environment/Community Controls High performance green buildings Energy efficiency Seating/interiors Recyclability Lightweight Battery Hybrid technology Recycling Our operations Improve tracking/performance Sustainability reporting Our communities Volunteerism Strategic philanthropy Partnerships with non- government organizations

Customers Our goal is to grow our market share .... and, use innovation to increase the value of the market Nonresidential Buildings Market Automotive Original Equipment Market Battery Aftermarket Our fundamental corporate growth strategy has been to grow with our existing customers

Customers ....despite participating in low growth markets Controls market 3 to 4%* Light vehicle production 2.5%* Automotive battery sales 2.8%* This strategy has been effective... Sales Growth 15%* Net Income Growth 16%* * 10-year CAGR

Customers We help our customers increase their market share We help our customers reduce their costs Competition in each industry remains challenging Suppliers who can help customers grow and be more profitable are rewarded with additional responsibility/ expanded scope Our Value Proposition We believe that this continues to be a sustainable business proposition

1 Year 3 Years 5 Years 10 Years Johnson Controls 11 19 21 17 S&P 500 12 17 -2 10 S&P Auto Parts sector -17 2 1 1 19% 21% 11% 17% -2% 17% 12% 10% 2% 1% -17% 1% Johnson Controls Shareholders Total Shareholder Return S&P 500 S&P Auto Parts Sector

Incremental Share Price Growth Sales, Earnings & Dividend Growth Margin Growth Increased ROIC Multi-Industry Company Increase Shareholder Return P/E Expansion

John M. Barth Chairman and CEO

A Transformational Year In 2005, we ... Strengthened our competitiveness Enlarged our market opportunities Reshaped our industries ... preparing Johnson Controls for success in the decades ahead

A Transformational Year Extended industry leadership Established blueprint for sustained profit growth Repositioned for margin expansion and accelerated growth 2005 Inflection Points Battery Interiors Controls

A Transformational Year 2005 Highlights New products Operational excellence Opened record number of new facilities in emerging markets Accelerated restructuring program Strategic acquisitions/divestitures Organizational changes Dow Jones Sustainability Index 67

A Transformational Year Strengthening our Foundation Market leadership - we have outperformed our peers Growth - leveraging our existing businesses Operational excellence - more important than ever in today's environment Opportunity - top and bottom line Balanced portfolio - diversified end markets and customers Ownership - we do what we say we will do

A Transformational Year Controls Interiors Battery Power Solutions Mission To continually exceed our customers' increasing expectations Building Efficiency Interior Experience Power Solutions

$19 billion Vehicle production Global Innovation Components and systems integration Electronics Power Solutions Interior Experience Building Efficiency Multi-Industry Leadership Market Leadership #1 in Industry Energy/operational efficiency Branch distribution channel Systems integration $3.5 billion Primarily aftermarket Global Superior technology Systems/services expertise Continuous improvement $6 billion $11 billion Commercial buildings Existing buildings market Global 73

Balanced Portfolio Customer Diversity Thousands of Customers Series 1 Interior 0.55 Power 0.1 Building 0.35 Pro forma 2006 Operating Income Sales Series 1 North America 0.53 Europe 0.38 ROW 0.1 Series 1 "NEW" 0.74 Service/ Replacement 0.26 ROW 0.1 Service/ Replacement 26% Series 1 Interior 0.41 Power 0.25 Building 0.34

Growth in Current Markets Using innovation to increase share and market value

Interior Experience: Electronics/Cockpits Power Solutions: Hybrid chemistries Building Efficiency: Mechanical service/ HVAC equipment (York) Position ourselves in faster growing - and eventually huge - geographic markets Enlarge scope of our products and services - broaden our platforms for revenue growth to sustain our pattern of bringing additional value to these markets Growth through Expanded Scope Central Europe | China | India | Middle East | Russia |

Growth/Acquisitions We will continue to use acquisitions as platforms for growth in three areas... Seating/Interiors Battery Controls Prince 1997 Hoppecke 2002 MCI 2001 Becker 1998 Varta 2003 Cal-Air 2005 Ikeda 2000 Enertec 2004 USI 2005 Sagem 2002 Delphi 2005 York 2005/6 Borg 2003 ....to fuel future organic growth Customer Relationships • Technology • Geographic Expansion

Acquisition Integration Success Shared values and goals Leverage "best" of each company Process model Ownership and clear accountability 83

Operational Excellence Common product architectures Process standardization Continuous improvement Best Business Practices Six Sigma Lean Manufacturing Optimized manufacturing footprints Optimized service delivery Projects reducing SKUs by 60% 109 vehicle models using Core Product Portfolio components Reduced branch office process steps by 65% 85

Opportunity Growth Electronics Hybrid automobiles Building environments Quality improvement/cost reduction vision Billion $ plus Financial strength to take advantage of opportunities within our industries

Ownership/Accountability Honor short-term commitments Drive toward long-term - mutually beneficial - goals Communities/ Environment Investors Customers Employees

2006 and Beyond Business environment Continued emphasis on profitable growth Strong management team Excellent outlook

Gregg Sherrill Group VP & General Manager 93 POWER SOLUTIONS 93

A Great Business Undisputed global leader in power solutions, lead-acid technology, cost and quality Expanded global footprint increases growth potential Aftermarket provides stable demand Growth opportunities in a rapidly consolidating industry Hybrid revolution creating a new market opportunity, accelerated by higher energy prices

Profile Market leadership - expanding globally Highest recognized brands Strong customer base (80% Aftermarket / 20% OEM) Cost and quality driven business - our expertise Product and process technology Hybrid vehicle technology presents major growth opportunities Global Market Share 2005 Estimate: 350M units Europe 40% ROW 5% Exide GS Yuasa East Penn Fiamm JCI Other East 0.14 0.11 0.034 0.02 0.33 0.37 Johnson Controls 33% Exide 14% GS Yuasa 11% East Penn 3% Fiamm 2% Other 37% Others JCI 42 58 58% Others JCI 90 10 10% Europe Asia/ROW North America Others JCI 67 33 33%

External Environment Lead-acid battery market growth rate of about 1% over next 10 years Battery life increasing NA & W. Europe flat car parc E. Europe, Asia growing faster Commodity costs, including lead, resin & fuel Hybrid market outlook increasingly positive Growth Strategies Lead-Acid Growth Support existing customer market share objectives Emerging market expansion Leverage financial strength Sustained Quality and Cost Leadership Product and process technology Six Sigma, best practices, lean Optimized footprint Acquisition synergies Advanced Hybrid Technology 99

Leverage leading brand names Product differentiation High performance Optima technology Growing market share 90% brand loyalty (higher than Dell or Ford) Retail Pricing... $105 - $199 OEMs High electrical loads Cycling requirements Weight reduction AFTERMARKET Differentiation at retail Target enthusiasts in marine, 4x4 and power segments Distribute through partners (> 15,000 retail outlets ....up 40% last three years) Optima Growth Strategies Strategy - Support Existing Customers 101

Category management and other services to grow our existing customers market share e.g. Recognize and capitalize on consumer trends "Do it for me" Mexico delivery service In store advertising of installation services North America and Latin America "Preventive Replacement" Cross promotion within stores Wholesale channel growth via Interstate Battery Stock rotation, consignment inventory, small drop delivery Jobbers, Marina's, Fleets, etc. Johnson Controls Market Share Overall = 58% Wholesale Channel = 35% Strategy - Support Existing Customers 103

Varta & Bosch Branded Product Growth Unparalleled service and warranty Category management services Refreshed designs "Better" Segment Underweight share Menu program (brands, private label and pricing) by country to capture fair share Pan-European Presence Leverage the only Pan-European Brand to Euro Zone retail and buying group consortiums "Mobility Guarantee" across Euro Zone Western Europe Best Better Good Strategy - Support Existing Customers

Asia Leverage strong OE ties, Bosch relationship and other global customers to grow domestically Growth objective: triple total Asia sales to 25% market share E. Europe / Russia Leverage OE relationships, Varta brand and pan-European buying groups Growth objective: triple sales to 25% market share Strategy - Emerging Markets

Optimized product design PowerFrame grid technology Fully launched in US Mexico roll-out in progress Europe 2006/2007 Spiral-wound Optima technology Common global process technology vision Automation & productivity Johnson Controls is the global leader in product and process technology ...providing quality and warranty benefits to our customers Strategy - Product & Process Technology

Best business practices in manufacturing and engineering - at plant, regional and global levels Six Sigma...in both process and design Lean manufacturing Expertise from seating & interiors to accelerate benefits Drive new best business practices in inventory, cost, quality and service Established processes continuing to deliver productivity and cost improvements Strategy - Quality Systems

Optimized global manufacturing & distribution footprint Delphi acquisition provides footprint consolidation opportunities Rebalancing of imports Production & distribution site requirements Production for local market...export where economic reach feasible Efficient lead reclamation and recycling Economic Reach Manufacturing cost Labor...low cost country production Automation reduces headcount Transportation cost...raw materials and finished goods Utilities Import/export duties and FX Manufacturing presence Strategy - Footprint

Integration teams...by region with global coordination Europe initiated with Hoppecke and Varta acquisitions Americas initiated with Enertec Latin America acquisition Delphi locations incorporated into existing teams Cross functional teams meet monthly...identifying and tracking significant synergy savings projects Integration with enterprise- wide best business practice process Strategy - Acquisition Integration 115

Hybrid Electric Vehicle Unit Sales (Freedonia Research) 2M 4M 6M >7% global vehicle build "Suppliers are the key to Ford's hybrid plans" -Automotive News, 9-05 "Ford: Hybrid engines in half of Ford, Lincoln and Mercury lineup by 2010; 10-fold increase" -Associated Press, 9-05 "BMW, DaimlerChrysler, GM join to development hybrid drive systems" -Associated Press 9-05 "U.S. oil prices, demand drive growth in vehicle Alternatives" -Bloomberg Wire, 8-05 JD Powers (0.5M US Only) Booz Allen (3.2M US Only) Toyota (only) Global Sales Projection 1M Growing Demand SAE 2004 projection for 2012 - 2.7M Strategy - Advanced Technology 117

MOU for new joint venture with Saft Develop, manufacture and sell nickel metal hydride and lithium ion batteries for hybrid vehicles globally Accelerate participation in hybrid vehicle market Johnson Controls stake in the venture will increase in line with commercial volumes Saft is a world specialist in the design and manufacture of high-tech batteries for industry High performance applications in the space, defense and other specialized markets Expertise in nickel and lithium chemistries, among others 16 manufacturing facilities around the globe Strategy - Johnson Controls / Saft Partnership

Dual Chemistry Strategy Nickel Metal Hydride...Established battery manufacturing with both cylindrical and prismatic offerings Lithium perceived by customers as ultimate solution - prototype testing by OEs and DOE Continued Development Plans Technology development centers - investment to include USABC and other non-US based government funding Bidding development and production programs beyond 2008 Lithium Ion Technology Lab Milwaukee, Wisconsin Lithium technology Strategy - Advanced Technology

Competitive Advantages Unique research, development and engineering capabilities Manufacturing capacity and know-how in both nickel and lithium Established, long term relationships with global OEM's Tier 1 automotive program management expertise Global manufacturing footprint Johnson Controls 288-volt NiMH battery system Strategy - Advanced Technology

Power Solutions Summary Global Growth Opportunities Core markets benefit from aftermarket stability...leveraging consumer trends to drive above market growth Regional expansion...Asia, E. Europe, Russia High performance Optima technology Hybrid vehicle technology Quality and Cost Leadership Superior product and processes Optimized global footprint Disciplined acquisition integration Power Solutions business presents ample opportunities for continued profitable growth

Keith Wandell Executive VP & President INTERIOR EXPERIENCE

A Great Business Innovation Expertise in components, modules, electronics, systems integration Global capability Strong presence in emerging markets - China, India, Eastern Europe Diversified customer base Financial strength benefiting shareholders & customers

*Estimated Sales FY2006 Profile North America 47% Europe 45% ROW 8% $20+ billion* supplier of seating, overhead, electronics, door and cockpit systems 131

0% 20% 40% 60% 80% 100% Cockpit Seating Door OHS Other Electronics Across all Zones JCI Share $50B 2005: $165B Market Global Interiors Market Share (includes OE share)

North American Asian & European Percentages 0.62 0.38 North American 65% Asian & European 35% European Asian & NA Percentages 0.58 0.43 European 58% Asian & NA 42% Asian European & NA Percentages 0.6 0.4 Asian 60% European & NA 40% Asian & European 35% European 58% *Including unconsolidated Estimated Sales 2006 North America Europe Asia Diversified Customer Base

Environment Market Challenges Material economics Global overcapacity Low growth in mature markets Pricing pressures on suppliers Market Opportunities Growth in emerging markets Consolidation of supply base Richer vehicle interior content Electronics content growth Systems integration Consumer awareness of quality and craftsmanship increasing

Customer Focus Customer Priority Product Sourcing Approach Low-Cost Component Portfolio Best-In-Class Functions and Features Volume/Price Technology/Value Joint Development of Market Winning Interior Systems Solutions Cost Advantage of Components & Integration (Program & Product) Component Module System Near-Term OEM Sourcing Strategies

Growth Strategies Expand in emerging markets Leverage global scale and local presence Expand electronics capabilities Continue to strengthen large module capabilities World-class / innovative components and product / process technology Materials Technology Process Technology Tooling Technology Overhead System Seat System TOTAL INTEGRATED INTERIORS Electronics Cockpit Systems Door Systems Design Safety Comfort Acoustics Environme nt Cost Quality Speed Delivery Innovatio n Executio n Seat Compone nts Overhead Components Door Components Cockpit Components

Strategy - Seating Best-in-class metal frame used across several seating programs ... reduced development, tooling and testing costs Gemini seat adjusters Smooth, quiet, easy operation Created via PDFSS (Product Design for Six Sigma) Sold on ten 2008 models MS3000 Flexible for specific customer and vehicle applications Technology for mass and cost advantages Sold on 25 vehicles Core Product Portfolio

Strategy - Seating Vibratech Foam 40% improvement in vibration absorption Enables thin profile seating and lower mass Sold on 11 vehicle platforms VentSys - Ventilation System Best-in-class thermal comfort with only one fan Quieter, more economical Safety Seat Reduces whiplash risk as well as pelvis, leg and abdominal injuries Active head restraint Anti-"submarining" technology 145

JOHNSON CONTROLS

Strategy – Interiors

- CrafTec Molding Technology
  - Innovative two-tone molding process that allows interior personalization and variety of textures
  - Sold on over nine models



- Perimeter Trim
  - Common architecture for mass and cost reduction
  - Unique styling aesthetics
  - Target MY09 programs



- RailPort™
  - Master-planned flexible docking and storage technology
  - On Ford F-150 and on two additional North American platforms



74

Beda Bolzenius Executive Vice President and General Manager Europe, South Africa and South America INTERIOR EXPERIENCE

Strategy - Electronics Influence and drive the vast majority of innovation in the automotive industry Account for one-third of the vehicle production cost by 2015 Be tremendously influenced by software Be a key influencer for all interior modules integration (seats, doors, cockpits, overhead) Increasingly, electronics will:

Increasing Content of Software Defined Systems Strategy - Electronics 1975 1985 1995 2005 2010 Mechanical 0.95 0.85 0.75 0.7 0.6 Electrical 0.05 0.15 0.19 0.18 0.19 Electronics - Hardware 0 0 0.09 0.14 0.17 Electronics - Software 0 0 0.02 0.08 0.12 Key Drivers Which Creates Growth Opportunities Mechanical systems are being increasingly replaced by electrical and electronics Electronics software defined systems have gained increasing importance in the total value-add in the vehicle 153

Strategy - Electronics Seamless integration of trim and electronics Leverage expertise in Human Machine Interface Continuous development of innovative consumer features Increase scope and depth of capability Driver information systems Integrated center stack Voice recognition enhancements Expansion of hands-free and overhead console electronics globally Multimedia Johnson Controls Electronics Focus

2005 Global Electronics Market Size $50b Strong capability in products with high growth and margin Clusters Displays Body Controllers Niche Electronics Near term expansion into product areas that represent attractive growth opportunities - mechatronics Smart Switches Smart Sensors / Actuators Smart Wiring Smart Motors Longer term growth opportunity Audio / Navigation Interior safety electronics Strategy - Electronics Areas of Opportunity Safety Electronics Audio/Navigation Clusters Displays Body Controllers Niche Electronics Smart Switches Smart Sensors/Actuators Smart Wiring Smart Motors Percentages 0.16 0.2 0.08 0.06 0.08 0.08 0.06 0.03 0.17 0.08 JCI current capability JCI near term interest JCI mid term interest 157

Strategy - Electronics AutoVision(r) Side-by-Side DVD/CD player for video and audio Designed for vehicles with sunroofs Rear Seat Entertainment Two displays with independent HMI content Full use of active head restraints maintaining complete safety Adjusted independently from front seat position 159

Advanced Concept Projection Cluster Large, full color, reconfigurable display Projects a virtual image of the display, at a perceived distance of six feet Enhanced awareness through magnified information and augmented reality Reconfigurability enables brand differentiation and personalization of information Re-Configurable Display Allows the end-user to customize interior environment by changing the display content Strategy - Electronics 161

JOHNSON CONTROLS

Strategy – Electronics

BlueConnect® Telematics

- Integrated voice recognition, hands-free system using consumer's personal mobile phone
- "HandsfreeLink" on Acura TL and "U-Connect" on DaimlerChrysler
- Three incremental new platforms for MY'06/'07
- Launching in Europe MY'06. Targeted for Asia MY'08







82

Strategy – Electronics

Electronics Integration

Cockpit



Body Controller



HVAC Heads



Clusters



Displays



Overhead



Lighting



Hands-free telephone



Overhead Console Electronics



Rear Seat Entertainment



Seating



Rear Seat Entertainment



ComFortCools®
(Heating/cooling/massage)



Power Adjusters



Technology & Comfort

"Open Seating" Further Proprietary Technologies Green Interiors Disruptive Technologies New Product Features / System Integration Differentiate from Competition 2 Portfolio Gaps Defend Incumbent Business Essential Capabilities Cost, Speed, Mass, Quality & Profit Improvement Gemini Tracks Sustain Competitiveness 1 "Vision Seating" Re-Define Products Create New Markets Change the Rules 3 Strategy - Innovation Technology drives margin Technology creates demand

Idea Management Opportunit y Assessme nt Concept Development Stage Implementation DISCOVE RY Inputs Stage Gateway Stag e Strategy - Innovation Disciplined process enables us to extend innovation leadership "Fail fast" Identify the opportunities to add the greatest value Commercialize only the best innovations to achieve profitable returns Leverage consumer research and market insight strengths to plan, prioritize, fund and resource innovation over a multi-year period

Visual Product Planning (VPP) process enables us to ... Strategy - Innovation Understand consumer perception of the interior quality and safety Identify exceptional product aspects early Engage OEM in innovation process to deliver value Connect varying sourcing organizations within OEM to gain early decisions Convert qualitative information to quantitative data, leading to decision-driven design and sale

Strategy - Emerging Markets Leveraging global capabilities to aggressively grow in emerging markets, especially Asia and Eastern Europe Growing markets Increasing OE manufacturing capacity Increasing technical capabilities - electronics and engineering Expand with growing customers 173

Asia China India Eastern Europe 2005 21.4 4.2 1.3 3.8 2010 25.9 6.5 1.9 5.2 Vehicle Production Forecast China will account for approximately 50% of Asia's growth in the next five years India is projected to have similar growth as China in the coming years Eastern European production to increase by more than one-third In millions Strategy - Emerging Markets

Strategy - Emerging Markets Johnson Controls - Asia Malaysia Thailand India Australia China Taiwan Korea Japan 33 facilities 8 countries 115 vehicle models

Strategy - Emerging Markets Supporting Asian customers by thinking and acting "locally" Strengthening technical capabilities and scope to serve domestic markets while building a base for exports Japan 150 engineers China 250 engineers Korea 100 engineers India 300 engineers Technical Centers Johnson Controls - Asia

Leverage existing footprint for further business expansion Establish a low-cost components footprint Develop local capabilities (suppliers) to provide low- cost country sourcing Create regional engineering centers as a low-cost base Strategy - Emerging Markets Johnson Controls - Eastern Europe 17 plants Technical Center Engineering Center

2006-2008 Incremental Backlog

$1.2 billion	2006
$1.0 billion	2007
$1.1 billion	2008
$3.3 billion	

Three-year forward cumulative backlog

Volvo C30



Europe
Seating, Overhead System, Trim

Mercedes R-Class



NA

North America
Seats w/ MS 3000 structure, Door Panels, Overhead System, Compass, Center Console, Garnish Trim

Honda CR-V



Japan
Compass, BlueConnect, HomeLink

Based on vehicle platform volume projections; stable economic environment; net of discontinued programs; includes unconsolidated revenues

92

Overall Framework GAP Analysis BBP Metrics Global Regional Plant Tools BBP Reports SITG Updates QOS Reports Reset the Benchmark Continuous Improvement Other CI Projects In Plant Stake-in- the-Ground (EBIT impact) Low Level of Knowledge High BBP GAP analysis to identify in-plant improvement projects resulting in higher EBIT & ROA performance Robust BBP for identifying gap and sharing solutions Six Sigma and change processes to continually drive gap closure Six Sigma Methodology, Tools and Processes - Best Business Practices (BBP) Key Enablers Strategy - Cost Leadership

Low Cost Country Footprint Migration Eastern Europe 15 Asia 18 Americas 15 Country # of Plants Optimized Manufacturing Footprint and Economic Reach Strategy - Cost Leadership Technical & Regional Centers

Standardized Engineering, Design, Development and Tooling Proliferation Of Models Product Development Cost Drivers Development Lead Time Reduction Global Product Launch Synchronization Vehicle Pricing & R&D Budgets Declining LABOR DEVELOPMENT PARTS PROTOTYPE TOOLS TESTING Internal Drivers Core Product Portfolio Commonization Reuse Low Cost Country Engineering Pull Ahead Production Tools Global program execution & launch Key Enablers Strategy - Cost Leadership

Mexico City Trencin, Slovakia Shanghai, China LCC Asia to W. Europe Legend = LCC To HCC Spend = LCC To LCC Spend = Export Purchasing Offices +119% Total LCC Spend 2004 27% 2008 47% % of Spend LCC E. Europe to N. America LCC Asia to N. America LCC Mexico to N. America LCC Asia to N. America LCC E. Europe to W. Europe LCC Mexico LCC E. Europe Petesi Romania LCC Asia Moscow Comprehensive Strategy To Double LCC Spend By 2008 Sourcing Flow Analysis Drives Global Resource Planning Global Supplier Development and Management Strategy - Cost Leadership

Interior Experience Summary Strong relationships with our customers, leading to differentiation and competitive advantage Consistent quality Financial stability Ability to invest in innovation Keen focus on customer needs and success Foundation laid for continued profitable growth World-class products Operational excellence ... Cost, quality and delivery Successful globalization Management and strategic continuity

BREAK 195 195

Strategic Review 2006 Outlook 1 October 11, 2005

Stephen Roell Vice Chairman and Executive Vice President BUILDING EFFICIENCY

A Great Business Market leadership Growth market - 3-4% Diversified customers Low cyclicality due to large service/renovation volume Low capital intensity Benefits from high energy cost environment Market leadership Growth market - 4-5% Diversified customers Low cyclicality due to large service/renovation volume Low capital intensity Benefits from high energy cost environment Large growth potential Service Mid-market Emerging markets $60B market $200B market Controls Building Efficiency + 5

Global Building Environments Market Fire* HVAC Mechanical Equipment & Install HVAC Mechanical Service HVAC Controls - Systems & Service Security* 15 35 90 25 40 *Includes product, installation and service $200B Global market growth of 4-5% Equipment 2-3% Services 5-7% Higher growth in: China Latin America Middle East Eastern Europe 7

Global Building Environments Market Non-residential Construction North America +6% Education and healthcare spending at all-time highs 10%+ growth in commercial office and hotel Europe +2% Asia: China is primary source of growth +8% Service/Replacement Highly fragmented market As installed base grows, service/ replacement opportunity gets bigger Longer equipment life creating more service opportunities 2006 Sales (est)* *Includes full-year York Service/Replacement 70-75% New Construction 25-30%

Energy Trends Short Term Light Crude Oil Prices - Monthly Natural Gas Prices - Monthly Long Term Short term, the rise in energy prices has accelerated the payback on the average energy related project. Long term, the rapidly increasing demand for energy in emerging markets will drive higher global energy prices and increase demand for conservation. Primary Fuel Consumption Outlook 10 12 14 16 18 20 Btoe 0 2 4 6 8 1860 1880 1900 1980 1940 2020 1920 2000 1960 2040 2060 Developing countries Central and Eastern Europe Industrialized Countries 82% of people 18% of people Primary Fuel Consumption Outlook 10 12 14 16 18 20 Btoe 0 2 4 6 8 1860 1880 1900 1980 1940 2020 1920 2000 1960 2040 2060 Developing countries Central and Eastern Europe Industrialized Countries 82% of people 18% of people 11

Market & Regulatory Trends Driving Growth in HVAC Industry Energy Trends - Regulatory United States SEER 13: Federal Requirement to increase energy efficiency by 30% by 2006 Significant impact to replacement market, primarily residential York product is SEER 13 compliant Energy bill provides tax incentives to commercial buildings; Energy Saving Performance Contracting (ESPC) renewal China All buildings constructed after 2005 required to use "green" technologies to save energy Expected 5-7% cost increase to owners to generate up to 65% energy savings Plans for existing building retrofits by 2020 Europe EU directive requiring energy efficiency to meet Kyoto Protocol requirements Energy certification for new and existing buildings require regular inspections of heating and cooling equipment

Profile Products/Systems Chillers Air handlers Packaged units Refrigeration Control systems Security Fire Lighting Wireless Installation and integration with other facility systems Technical Services HVAC equipment, controls, security and fire Maintain Repair Facility Management Fortune 500 vertical market solutions Building maintenance and management Consulting Workplace optimization Life-cycle facility performance

North America 0.55 Europe 0.33 ROW 0.12 Manufacturing 0.08 Commercial Real Estate 0.06 Other 0.25 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Profile 2005 Sales (est.) by geography Facility Management 0.19 Systems Installation 0.6 Technical Services 0.21 Commercial Real Estate 0.06 Other 0.25 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Products & Systems Installation 60% Technical Services 21% Facility Management 19% Europe 33% ROW 12% North America 55% 2005 Sales (est.) by line of business Pro forma combined $11 billion business

30+ Offices YORK Offices JCI Offices 20+ Offices Over 500 offices serving 125 countries YORK Offices JCI Offices Europe - New Presence in E. Europe Asia - Strength in 2 Largest Markets JCI Branch Offices YORK Branch Offices NA - complementary Locations Profile

1. Expand market opportunity with improved cost structure Growth Strategies Branch office redesign Systems Service York Connect One York (European restructuring) 2. Expand Product & Service Offering Mid-market BAS & Wireless Security & Fire 3. Vertical Market Focus 4. Leverage Strength in Emerging Markets Facility management for Fortune 500 Public Sector - K-12, Federal China Middle East Eastern Europe Latin America

Strategy - Expand Market Opportunity with Improved Cost Structure Johnson Controls systems branch office redesign Initiatives to become more cost competitive and to grow Margin rates in 2005 have shown significant improvement Positioned for substantial growth in the mid-market Johnson Controls Project Costs 2004 2005 25% Rooftop Conventional Mission Critical Cost and Complexity of Controls Solution Systems Redesign 23

Technical sales force productivity Decentralized decision-making to the branches Tools and technology Dispatching and scheduling Sales tools / training Service Redesign Strategy - Expand Market Opportunity with Improved Cost Structure 25

Change in process is increasing sales and workforce productivity and providing growth platform for multi-site customers YORK Connect Call Center Rationalization Consolidated 40 district-level after-hours call centers into one center Converted YORK's product service support system to Siebel Call Center Service Sales Productivity Includes sales force automation, product and pricing configuration, job procurement application, and online service catalog Introduced to 465 service sales representatives and managers Service Operations Wireless handheld with Siebel Field Service application provided to 1,600 technicians Integrated with the company's ERP system Strategy - Expand Market Opportunity with Improved Cost Structure

European Restructuring Transitioning from "country" structure to Pan-European structure September 20, YORK announcement $100m restructuring Annual estimated pre-tax savings of $35m in 2007 and beyond Benefits delivered Lower cost manufacturing Streamlined management structure One YORK Strategy - Expand Market Opportunity with Improved Cost Structure

Alex Molinaroli VP and General Manager, Americas BUILDING EFFICIENCY

Applied / Built-up Use - Hospitals, airports, large commercial office buildings, university campuses Definition - individual pieces of equipment used for a specific application. Examples: Chiller -makes cold water Boiler - makes hot water or steam Air Handler -blows air Unitary Use - Retail, small commercial office buildings, K-12 schools, medical clinics, hotels, residential Definition: self-contained heating and cooling systems that are assembled at the factory. Examples: Packaged / rooftop Unit ventilators Fan coil Residential split system (air conditioning) Strategy - Expand Product & Service Offerings

Large, Centralized Small, Decentralized Strip Malls Small Commercial Office Colleges & Universities Hospitals Food Sales Shopping Malls K-12 Schools Large Commercial Office Lodging Medical Clinics State & Local Gov't Airports "Built-Up" or Applied Unitary Packaged Apartment Units Homes Apartments Building Types Chillers, Air Handlers, Network controls Rooftop Units Zone controls Central air conditioners, thermostat HVAC Equipment Strategy - Expand Product & Service Offerings

14% 17% 12% 38% 19% Residential Central Air Unit Unit Ventilator Fan Coil Unit Heat Pump Packaged Units Chiller - Centrifugal Chiller - Air Cooled Source: Energy Information Administration Mid-market Packaged units are the predominant type of HVAC equipment used in the 72 billion sqft of commercial space in the U.S.....86% of buildings in the US are a single-story structure. Mid-market Strategy - Expand Product & Service Offerings

Customers in this segment want: Low cost Ease of use One-stop shop Our focus is on: Single reliable system that provides maximum comfort, control and efficiency Providing a complete, integrated HVAC system - package units, controls, unit ventilators Standardization in product design, factory mount of controls, pre-engineered applications and installation Strategy - Expand Product & Service Offerings

Mission Critical Building Automation Systems Develop new field controllers with ability to operate on additional open industry networks Wireless Expand wireless capability of Johnson Controls building systems Mid-Market Building Automation Systems Build an easy-to-use, low-cost system for mid-market customers Strategy - Expand Product & Service Offerings

Security 8th largest security & fire company Strong positions in: Access control Digital video analysis Growth strategies: Strengthen branch-based capabilities Strike alliances and product supply agreements to meet the range of customer needs Fire 4th largest market share for fire alarm installation in the U.S. Growth strategy: Upgrade branch installation, integration and service capabilities Strategy - Expand Product & Service Offerings

Corporations looking for "one-stop shop" to manage their real estate portfolio - cost reduction focus Johnson Controls offers a full spectrum of facility, workplace, project, and portfolio management services USI Technologies added complementary capabilities Facility Management for the "Fortune 500" Strategy - Vertical Market Focus 45

Public Sector: K-12, Federal 20% growth in Performance Contracting Significant growth in public sector markets K-12 market shows large increases as schools focus on energy efficiency and asset renewal State & local government also strong Significant growth from federal government, resulting from renewal of Energy Savings Performance Contracts (ESPC) legislation U.S. Army: $27 million savings via 20-year ESPC at Fort Irwin, California Strategy - Vertical Market Focus

Leadership position in commercial equipment Owning the channel Expand service/parts Product development Manufacturing strategy China Latin America Eastern Europe Middle East Strategy - Emerging Markets

Integration Update Signed definitive agreement August 24, 2005 Established joint integration team September Expected close December Timeline +

4. Create Future Growth Bundled solution for mid-market Capitalize on high growth in emerging markets Drive service growth 1. Keep the Business Running Deliver on financial commitments Focus on serving customers Minimize local disruption and handle uncertainty 2. Create One Business Organizational structure design Market & channel approach People & communication Information Systems 3. Capture Value Access to broader markets Scale and automation (Service productivity) Cost savings (HQ consolidation) Procurement Integration Update

Integration Update York Integration Service Cross-Selling Branch Consolidation & Efficiency Footprint Rationalization Headquarters Consolidation Johnson Controls Branch Service Initiative Launch Europe "One York" Consolidation (European Restructuring) Johnson Controls European Market Review and Diagnostic Johnson Controls Branch Systems Growth Initiatives System Cross-Selling Active Initiatives York Connect

Building Efficiency Summary Significantly expanded market opportunity Increasing demand for our services Higher energy prices Local presence Investment in technology & service tools Improving cost structure to access new customers (ie: mid-market) and increase profitability Well positioned to take advantage of future growth opportunities in emerging geographic markets

Bruce McDonald VP & CFO 59 59

Fiscal 2005 Outlook Consolidated Net Sales Previous Guidance Guidance Affirmed? Approx $28B (up 10%) EPS from Continuing Operations* $4.39 - 4.43 (Up 16 - 17%) Capital Expenditures $625 - $675M (1.1:1 reinvestment ratio) Total Debt-to-Capitalization (at Sept. 30) Approx 25% YES YES YES 27% * Excludes a Q1 2005 $0.06 tax credit, and Q2 2005 restructuring and special tax items

Financial Targets York acquisition Top-end of range Sales Growth > 10% Earnings Growth 10 - 15 % ROIC 15 - 16% Debt/Capitalization 35 - 40% 2006 Outlook Mid-Term 63

Diverse business model World-class cost focus Leading technologies Earnings visibility Global discipline and metrics: Best Business Practices Lean Manufacturing Six Sigma Interior Benefits of footprint rationalization, move to low-cost regions Power Low-cost manufacturing leader Building Branch redesign Interior $3.3 billion three-year backlog of net new incremental business Power Recurring aftermarket volume comprises approx 80% of sales Building $3.2 billion backlog of controls equipment, systems and services (as of September 2005) Johnson Controls Key Attributes Johnson Controls Key Attributes Johnson Controls Key Attributes Advanced chemistry Electronics Wireless applications Lithiu m Ion Estimated 2006 Sales; York full year Series 1 North America 0.53 Europe 0.38 ROW 0.1 Series 1 Interior 0.55 Power 0.1 Building 0.35 65

Balance sheet strength Acquisition integration expertise Long-standing "A" credit rating Dividends paid since 1887; dividend increased for 30 consecutive years Voluntary $180M pension funding Financial strength to reinvest in the business: Capital expenditures New technology Acquisitions / joint ventures Demonstrated history of integrating strategic acquisitions and achieving synergies Proven process utilizing dedicated integration teams and detailed performance metrics Johnson Controls Key Attributes Johnson Controls Key Attributes Johnson Controls Key Attributes Consistent financial performance 15% CAGR 16% CAGR 2005: 59th Consecutive increase 2005: 15th Consecutive increase Sales Income from Continuing Operations 67

Series 1 Interior 0.3 Power 0.2 Building 0.5 Series 1 Interior 0.5 Power 0.26 Building 0.24 Moving toward our financial targets Sales Growth > 10% Earnings Growth 10 - 15% ROIC 15 - 16% Debt / Capitalization 35 - 40% Solidifying our position as a multi-industry company Increasing ROIC Operating Income 2005e 2008e 10% 11% 12% 13% 14% 15% 16% 2004 2005e 2006e 2007e 2008e Target Range Mid-year York acquisition Shareholder Return 69

Fiscal 2006 Outlook Consolidated Net Sales Approx. $32B (up 14%) EPS from Continuing Operations $5.00 - $5.15 (up 13 - 17%) Capital Expenditures $775 - $825M 1.1 to 1 reinvestment ratio Total Debt-to-Capitalization Approx. 40% at fiscal year-end Operating Margin* Level * Excluding restructuring

Fiscal 2006 Key Assumptions North America 15.9M (+2%) Europe 20.8M (+3%) Automotive production U.S. pension expense (post-$180m funding) Up $25M Healthcare expense Up $30M Economics Commodities Discount rate declines from 6.25% to 5.50% Steel Assume stable pricing Foam Chemicals Expect moderate softening Resin Expect moderate softening Lead Assume stable LME prices Fuel Do not assume sustained increases/surcharges Fiscal Year Assumptions

Equity-based compensation $21M (FAS 123R impact) Joint venture deconsolidation impact -$400M sales Fiscal 2006 Key Assumptions Tax rate (York synergy) 24.5% Euro exchange rate $1.20 Other assumptions York acquisition assumed to close on December 31st -$0.08 per share Accounting changes

Fiscal 2006 Outlook* Approx 3% lower Organic growth Negative impact of FX and deconsolidation Power Interior Building Slightly higher Restructuring benefits Cost focus Dilutive impact of deconsolidation Operating Margin Sales Level Short-term dilutive impact of Delphi N.A. operations Advanced technology investment Lower Systems redesign benefits York seasonality and non- recurring acquisition costs Approx 15% higher Delphi acquisition Organic growth Negative impact of FX Approx 75% higher York acquisition Organic growth Negative impact of FX * Outlook excludes discontinued operations, significant restructuring costs and other non-restructuring gains and losses

Strong Balance Sheet Q4:04 Q1:05 Q2:05 Q3:05 Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 Q1:07 Q2:07 Q3:07 Q4:07 0.339 0.333 0.285 0.28 0.273 0.477 0.462 0.437 0.403 Forecast Anticipated York Closing Target Uses of cash: 2007 2008 Short-term debt reduction Reinvest in the business Dividend growth Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 2006 2005 2004 Total Debt to Total Capitalization

York Acquisition Timetable Anticipate closing in December 2005 Customary regulatory filings being made Financing in process Bridge financing in place Working with banking partners on long-term financing Integration plan developed, teams in place, initiatives underway

York Acquisition Key Assumptions All-cash purchase; blended interest rate on acquisition debt estimated at 5.25% 2006 non-recurring acquisition costs: Acquisition accounting - one-time charge to adjust inventory to fair value Integration costs Estimated Cost Increased amortization/depreciation on fair value of net assets ($30 - $35M annually) $40 - $45M (Q2) $20 - $25M $60 - $70M

York Acquisition Synergies Synergy Realization $0 $75 $150 $225 $300 2005 2006 2007 2008 (9 Months) Tax Revenue Cost (millions) 33% 70% 100% Tax synergies Cost synergies front-end loaded Initiatives to generate revenue synergies in place; significant realization in 2007 and 2008

2006 Outlook First Quarter Second Quarter Sales: Approximately $6.8B 7% growth offset by deconsolidation and FX EPS from Continuing Operations: $0.82 - $0.85 Strong increase over $.75 in Q1 2005 (excludes one-time tax credit of $.06) No impact from York (assume 12/31/05 closing) Guidance on Q2 will be provided with Q1 earnings release York impact expected to be break-even due to seasonality, acquisition accounting and integration costs

2006 Outlook Sales grow to $32 billion - approximate increase 14% Earnings per share of $5.00 to $5.15 - 13 to 17% growth Operating margin maintained despite short-term dilutive impact of York Strong operating cash flows reduce leverage to target range by fiscal year-end

After-tax earnings growth of 15 - 20% Growth and improved performance in our industries Step-up in York accretion 2006 non-recurring items Realization of synergy benefits Full year impact Key Assumptions Constant FX rates Stable economic environment Modest increase in automotive production Some softening of commodity prices Stable interest rates Similar tax rate 2007 Outlook

John M. Barth Chairman and CEO

Vision As Strategic Framework Vision As Strategic Framework Values Integrity Customer Satisfaction Our Employees Improvement and Innovation Safety and the Environment Objectives Customer Satisfaction Technology Growth Market Leadership Shareholder Value Mission To continually exceed our customers' increasing expectations Creed .. . . We shall consistently treat our customers, employees, shareholders, suppliers and the community with honesty, dignity, fairness and respect ...

Outlook Sales 60th consecutive year of increases Earnings 16th consecutive year of increases Dividend 30th consecutive year of increases 2006 2007 and beyond... Positioned for continued profitable growth

Understanding customer needs Close customer relationships Focus on adding value Innovation Re-investing in our businesses Technology Global values Operational excellence Minority supplier partnerships Integrity Financial strength Unmatched quality Discipline Systems integration What brings us together, sets us apart Growth businesses Experienced management team Customer diversity Global Best business practices Six Sigma Financial track record Continuous improvement Our Mission: Exceed Customer Expectations World-class cost focus Earnings visibility Johnson Controls Personal commitment

Strategic Review 2006 Outlook 101 October 11, 2005

Non-GAAP Financial Measures The Company has provided information regarding Return on Invested Capital (ROIC), a non-GAAP financial measure as defined under the SEC Regulation G rules. ROIC is calculated as the twelve-month rolling average return (net income plus after tax interest expense) divided by the twelve- month rolling average of invested capital (total debt plus shareholders' equity). Management believes ROIC is a useful measure in providing investors with information regarding the Company's performance. ROIC is a widely accepted measure of earnings efficiency in relation to total capital employed. The Company believes that increasing the return on total capital employed, as measured by ROIC, is an effective method to sustain and increase shareholder value. The Company's calculation of ROIC is likely to differ from the methods used by other companies. A reconciliation of the Company's future targeted ROIC to the most directly comparable financial measure calculation presented in accordance with GAAP is not readily available as the Company's future targeted ROIC comprises forecasted financial amounts over the next several years, which are not publicly disclosed.

GAAP Reconciliation